Public Service Enterprise Group PSEG Earnings Conference Call 2nd Quarter 2018 August 1, 2018 EXHIBIT 99.1

Forward-Looking Statements Certain of the matters discussed in this report about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to: fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units; our ability to obtain adequate fuel supply; any inability to manage our energy obligations with available supply; increases in competition in wholesale energy and capacity markets; changes in technology related to energy generation, distribution and consumption and customer usage patterns; economic downturns; third-party credit risk relating to our sale of generation output and purchase of fuel; adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements; changes in state and federal legislation and regulations, and PSE&G’s ability to recover costs and earn returns on authorized investments; the impact of pending and any future rate case proceedings; regulatory, financial, environmental, health and safety risks associated with our ownership and operation of nuclear facilities; adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning; changes in federal and state environmental regulations and enforcement; delays in receipt of, or an inability to receive, necessary licenses and permits; adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry; changes in tax laws and regulations; the impact of our holding company structure on our ability to meet our corporate funding needs, service debt and pay dividends; lack of growth or slower growth in the number of customers or changes in customer demand; any inability of Power to meet its commitments under forward sale obligations; reliance on transmission facilities that we do not own or control and the impact on our ability to maintain adequate transmission capacity; any inability to successfully develop or construct generation, transmission and distribution projects; any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers; our inability to exercise control over the operations of generation facilities in which we do not maintain a controlling interest; any inability to recover the carrying amount of our long-lived assets and leveraged leases; any inability to maintain sufficient liquidity; any inability to realize anticipated tax benefits or retain tax credits; challenges associated with recruitment and/or retention of key executives and a qualified workforce; the impact of our covenants in our debt instruments on our operations; and the impact of acts of terrorism, cybersecurity attacks or intrusions. All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws. The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

GAAP Disclaimer PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Non-GAAP Operating Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and material one-time items. Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last three slides in this presentation (Slides A, B and C) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears. Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes non-GAAP Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies. Due to the forward looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility. These materials and other financial releases can be found on the PSEG website at https://investor.pseg.com. From time to time, PSEG, PSE&G and PSEG Power release important information via postings on their corporate website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the corporate website to review new postings. The “email alerts” link at https://investor.pseg.com may be used to enroll to receive automatic email alerts and/or really simple syndication (RSS) feeds regarding new postings at https://investor.pseg.com/rss.

PSEG 2018 Q2 Review Ralph Izzo Chairman, President and Chief Executive Officer

PSEG Q2 2018 Highlights Second Quarter Results Net Income of $0.53 vs. Net Income of $0.22 per share in Q2 2017 Non-GAAP Operating Earnings* of $0.64, up 3% over $0.62 per share in Q2 2017 PSE&G Earnings Per Share up 12% driven by growth in T & D investment PSEG Power results continue to benefit from tax reform and cost control Operational Excellence PSEG Power placed into service Keys Energy Center and Sewaren 7, adding 1,300 MW of clean gas-fired CCGT capacity; Sewaren 1-4 retired 445 MW PSE&G completed the final phase of the 345 kV Bergen-Linden Corridor upgrade project Disciplined Investment – Producing Results PSEG on track to invest ~$3.6 billion in 2018: $2.8 billion at PSE&G, $0.7 billion at Power Regulatory/Legislative Focus: GSMP II approved by BPU; Energy Strong (ES2) infrastructure program extension filed; Governor Murphy signed Nuclear ZEC and Clean Energy legislation into law Major Capital Initiatives: PSEG Power completed construction of Keys Energy Center and Sewaren 7; Bridgeport Harbor 5 expected to be completed in mid-2019; PSE&G completing GSMP I and Energy Strong in 2018, GSMP II to begin in 2019 * See Slides A, B and C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).

PSEG Q2 Results Summary Quarter ended June 30 * See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). $ millions (except EPS) 2018 2017 Net Income $ 269 $ 109 Reconciling Items 56 207 Operating Earnings (non-GAAP)* $ 325 $ 316 EPS from Net Income $ 0.53 $ 0.22 EPS from Operating Earnings (non-GAAP)* $ 0.64 $ 0.62

PSEG First Half Results Summary Six Months ended June 30 * See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). $ millions (except EPS) 2018 2017 Net Income $ 827 $ 223 Reconciling Items (10) 559 Operating Earnings (non-GAAP)* $ 817 $ 782 EPS from Net Income $ 1.63 $ 0.44 EPS from Operating Earnings (non-GAAP)* $ 1.61 $ 1.54

Growth in utility infrastructure investment and tax reform expected to drive increase in earnings PSEG Reaffirming 2018 Full-Year Guidance +6% over 2017 Non-GAAP Operating Earnings* Contribution by Subsidiary 2017 Actual and 2018 Guidance * See Slides A, B and C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP). ** Based on the mid-point of 2018 non-GAAP Operating Earnings guidance of $3.00 - $3.20 per share. E = Estimate. $3.00 - $3.20E PSE&G represents approximately two-thirds of 2018 Operating Earnings Guidance

PSEG 2018 Q2 Operating Company Review Dan Cregg EVP and Chief Financial Officer

PSEG – Q2 Results by Subsidiary GAAP Net Income/(Loss) 2018 2017 Change PSE&G $ 0.46 $ 0.41 $ 0.05 PSEG Power $ 0.08 $ (0.19) $ 0.27 PSEG Enterprise/Other $ (0.01) $ - $ (0.01) Total PSEG $ 0.53 $ 0.22 $ 0.31 Non-GAAP Operating Earnings* 2018 2017 Change PSE&G $ 0.46 $ 0.41 $ 0.05 PSEG Power $ 0.16 $ 0.19 $ (0.03) PSEG Enterprise/Other $ 0.02 $ 0.02 $ - Total PSEG $ 0.64 $ 0.62 $ 0.02 *See Slide A, B and C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G, PSEG Power and PSEG Enterprise/Other. PSEG Q2 EPS Summary – Quarter ended June 30

PSEG EPS Reconciliation – Q2 2018 versus Q2 2017 *See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). **Reflects the impact of new accounting guidance effective January 1, 2018 which no longer allows capitalization of non-service components of pension and OPEB costs and requires the reclassification of these costs below Operating Income. Transmission 0.03 GSMP & Energy Strong 0.02 Distribution O&M 0.01 Pension & OPEB** 0.02 Depreciation, Interest, Taxes & Other (0.03) Capacity 0.03 Re-contracting & Market (0.08) Gas Send-out 0.01 Lower Volumes (0.01) O&M (0.02) Depreciation & Interest 0.01 Taxes & Other 0.03 $ / share Interest Expense (0.02) Taxes & Other 0.02

PSEG – First Half Results by Subsidiary GAAP Net Income/(Loss) 2018 2017 Change PSE&G $ 1.09 $ 1.00 $ 0.09 PSEG Power $ 0.54 $ (0.53) $ 1.07 PSEG Enterprise/Other $ - $ (0.03) $ 0.03 Total PSEG $ 1.63 $ 0.44 $ 1.19 Non-GAAP Operating Earnings* 2018 2017 Change PSE&G $ 1.09 $ 1.00 $ 0.09 PSEG Power $ 0.49 $ 0.49 $ - PSEG Enterprise/Other $ 0.03 $ 0.05 $ (0.02) Total PSEG $ 1.61 $ 1.54 $ 0.07 *See Slide A, B and C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G, PSEG Power and PSEG Enterprise/Other. PSEG First Half EPS Summary – Six Months ended June 30

PSEG EPS Reconciliation – First Half 2018 versus First Half 2017 Transmission 0.06 GSMP & Energy Strong 0.04 Weather, Volume & Demand 0.02 Distribution O&M (0.02) Pension & OPEB** 0.04 Depreciation , Interest, Taxes & Other (0.05) Capacity 0.05 Re-contracting & Market (0.14) Gas Send-out 0.01 Lower Volumes (0.02) O&M (0.03) Depreciation & Interest 0.04 Taxes & Other 0.09 Interest Expense (0.03) Taxes & Other 0.01 $ / share *See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). **Reflects the impact of new accounting guidance effective January 1, 2018 which no longer allows capitalization of non-service components of pension and OPEB costs and requires the reclassification of these costs below Operating Income.

PSE&G 2018 Q2 Review

PSE&G EPS Reconciliation – Q2 2018versus Q2 2017 *Reflects the impact of new accounting guidance effective January 1, 2018 which no longer allows capitalization of non-service components of pension and OPEB costs and requires the reclassification of these costs below Operating Income. $ / share Transmission 0.03 GSMP & Energy Strong 0.02 Distribution O&M 0.01 Pension & OPEB* 0.02 Depreciation (0.01) Interest (0.01) Taxes & Other (0.01)

PSE&G – Q2 2018 weather had minor impact on EPS

PSE&G Monthly Weather Summary
2018 vs. 2017 vs. Normal

Monthly Heating Degree Days (HDD)



600
500
400
300
200
100
0
2018
2017
Normal
481
279
358
67
174
127
13
20
15
April
May
June

Monthly Temperature Humidity Index (THI)



3,500
3,000
2,500
2,000
1,500
1,000
500
0
2018
2017
Normal
84
358
164
1,351
851
892
2,731
3,169
2,996
April
May
June

Q2 2018 heating degree days were ~19% higher than Q2 2017 and ~12% higher than normal

Q2 2018 temperature-humidity index was ~5% lower than Q2 2017 and ~3% higher than normal

16

PSE&G filed its Energy Strong II infrastructure program (ES2) which seeks to invest $2.5 billion, over a five-year period to further strengthen the utility’s electric and gas systems to better withstand storms, increase reliability and significantly enhance resiliency Electric: Provide flood mitigation for 16 stations within FEMA designated flood zones Rebuild 15 outdoor stations (most are pre-1956 vintage) in need of replacement Elevate and harden ~475 circuit miles Harden and increase redundancy/resiliency through circuit reconfiguration Modernize grid with an advanced distribution management system (ADMS) and fiber/mesh communication network Gas: Improve the resiliency of PSE&G’s gas distribution system to protect against potential interstate gas pipeline supply curtailments Rebuild and modernize seven gas Metering and Regulation stations Dockets: EO 18060629 (Electric), GO 18060630 (Gas) Energy Strong Program Filing 17

PSE&G 2018 Distribution Rate Case Update Dockets ER 18010029 (Electric) and GR 18010030 (Gas) Filed January 12, 2018; Anticipate new rates Fourth Quarter 2018 Test year – July 1, 2017 through June 30, 2018 (with certain pro forma adjustments) ROE request of 10.3%; Capitalization structure with 54% equity Requested Increase of ~3% due to April, 2018 decrease in revenue due to tax reform O&M and Sales are roughly flat to last rate case eight years ago Capital recovery beyond clauses and $125 million increase in Depreciation rate Decoupling proposed via Green Enabling Mechanism (GEM) in support of expanded energy efficiency investments Taxes – Flow back of deferred taxes to offset storm costs and reduce bill impact Updates since filing: Taxes – Lowered rates on April 1 to accelerate return of tax rate savings to customers; Updated filing for other tax impacts such as loss of bonus depreciation 12+0 update to be filed August 8th with all actual data Overall bill for the typical PSE&G residential customer, even after consideration of the requested change, would remain ~20% lower than bills after last base rate case

PSE&G – Q2 Operating Highlights Obtained final BPU approval of PSE&G’s $1.9 billion GSMP II investment program to begin in 2019 Filed the Energy Strong II infrastructure program which proposes $2.5 billion investment over 5 years Average residential electric customers benefit from 1.9% reduction in bills starting with the new BGS price on June 1, estimated savings of $24 per year Residential gas customers expected to benefit from continued low natural gas prices with another proposed reduction this fall PSE&G expects to file its Clean Energy Future (CEF) program later in 2018, a $2.9 billion, 6-year plan to invest in energy efficiency, electric vehicle infrastructure and battery storage Operations Regulatory and Market Environment PSE&G invested $1.6 billion during the first six months of 2018, on track to invest $2.8 billion for the year PSE&G’s Q2 2018 earnings increased by $0.05 per share, or 12% In May, PSE&G issued $375 million of 10-year Medium-Term Notes (MTNs) at 3.70% and $325 million of 30-year MTNs at 4.05%, and retired $400 million of 5.30% MTNs PSE&G’s 2018 Net Income guidance range remains unchanged at $1,000 million - $1,030 million Financial For the trailing 12-months ended June 30, weather-normalized electric sales were flat and weather-normalized firm gas sales were 3% higher, driven by increased commercial and industrial sales PSE&G’s electric service continues to achieve high customer satisfaction scores

PSEG Power 2018 Q2 Review

PSEG Power EPS Reconciliation – Q2 2018 versus Q2 2017 *See Slide C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG Power. $ / share Capacity 0.03 Re-contracting & Market (0.08) Gas Send-out 0.01 Lower Volumes (0.01) O&M (0.02) Depreciation & Interest 0.01 Taxes & Other 0.03

PSEG Power – Q2 Generation Measures Total Nuclear Total Coal** Natural Gas * Excludes solar and Kalaeloa. ** Includes figures for Pumped Storage. PSEG Power – Generation (GWh)* 12,951 12,327 PSEG Power – Capacity Factors (%) Quarter ended June 30 2017 2018 Combined Cycle 55.3% 46.3% Coal** PA 81.2% 80.8% CT 0.9% 5.0% Nuclear 89.6% 86.4% Quarter ended June 30 ($ millions) 2017 2018 Gas $ 82 $ 67 Oil 1 1 Coal 31 33 Total Fossil 114 101 Nuclear 47 45 Total Fuel Cost $ 161 $ 146 Total Generation (GWh) 12,951 12,327 $ / MWh 12.43 11.84 PSEG Power – Fuel Costs Oil

PSEG Power – First Half Generation Measures Total Nuclear Total Coal** Natural Gas * Excludes solar and Kalaeloa. ** Includes figures for Pumped Storage. PSEG Power – Generation (GWh)* 25,786 25,041 PSEG Power – Capacity Factors (%) Six Months ended June 30 2017 2018 Combined Cycle 48.5% 42.0% Coal** PA 82.5% 81.1% CT 5.2% 13.7% Nuclear 94.8% 92.9% Six Months ended June 30 ($ millions) 2017 2018 Gas $ 160 $ 157 Oil 2 26 Coal 65 76 Total Fossil 227 259 Nuclear 101 95 Total Fuel Cost $ 328 $ 354 Total Generation (GWh) 25,786 25,041 $ / MWh 12.72 14.14 PSEG Power – Fuel Costs Oil

PSEG Power – Gross Margin Performance Quarter ended June 30 Lower generation due to Hope Creek refueling and fossil maintenance Capacity prices increased on June 1: Average price now $205 MW/day in PJM and $314 MW/day in ISO-NE through May 31, 2019 Regional Performance Region Q2 Gross Margin ($M) Q2 2018 Performance PJM $379 Re-contracting, lower generation from refueling and maintenance outages and lower market demand offset by higher capacity prices New England $25 Higher generation, market prices and capacity prices New York $18 Higher prices partially offset by lower market demand PSEG Power Gross Margin ($/MWh)

Hedging Update Contracted Energy* * Hedge percentages and prices as of June 30, 2018 and reflect revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options. Jul – Dec 2018 2019 2020 Base Load (Nuclear and Base Load Coal) Volume TWh 17 34 35 % Hedged 100% 100% 65-70% Price $/MWh $38 $37 $36 Intermediate, Combined Cycle, Peaking Volume TWh 11-13 23-25 27-29 % Hedged 80-85% 20-25% 0% Price $/MWh $38 $37 - Total Volume TWh 28-30 57-59 62-64 % Hedged 90-95% 65-70% 35-40% Price $/MWh $38 $37 $36

PSEG Power – Q2 Operating Highlights Q2 output down 5% from Hope Creek refueling and other planned fossil maintenance at Linden Nuclear achieved average capacity factor of 86% in Q2; CCGT fleet had a capacity factor of 46% producing 3.5 TWh of energy; Coal fleet achieved 81% capacity factor producing 1.4 TWh of energy Keys Energy Center and Sewaren 7 placed in service mid-year; Bridgeport Harbor 5 target completion remains mid-2019 Operations Regulatory and Market Environment Financial 2018 expected generation output reduced to 53 – 55 TWh on lower market demand FERC recent order found the existing PJM capacity market unjust and unreasonable because it allows resources supported by out-of-market payments to suppress capacity prices; FERC initiated a new proceeding to address modifications to PJM’s capacity market Fast-start market price reform continues to progress with PJM targeted implementation in 2019 Power’s total debt as a percentage of capitalization at June 30 was 34% In June, Power issued $700 million of 3.85% Senior Notes due 2023 In July, the State of NJ imposed a 4-year tax surcharge on corporate income of 2.5% in 2018 and 2019 and 1.5% in 2020 and 2021 – expected to have a modest negative impact on Power Power’s 2018 guidance ranges for non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA remain unchanged at $485 million - $560 million and $1,075 million - $1,180 million, respectively

PSEG

PSEG Financial Highlights Reaffirming 2018 non-GAAP Operating Earnings guidance of $3.00 - $3.20 per share PSEG’s 5-Year capital spending forecast of $14 billion - $17 billion over the 2018 - 2022 period mainly directed at PSE&G capital program PSE&G capital spend forecast of $12 billion - $15.5 billion supports annual growth in rate base of 8% - 10% over 2018 - 2022 Recent NJ Legislative initiatives support nuclear capacity and advance clean energy agenda GSMP II agreement provides for 5-year, $1.9 billion investment program; Energy Strong II filed, proposing a 5-year, $2.5 billion program Expect to file Clean Energy Future program (6-year, $2.9 billion) later in 2018 PSEG Power’s capital program, nearing completion with Bridgeport Harbor 5 targeted mid-2019 in-service date, will improve fleet efficiency Financial position remains strong: PSEG is a net beneficiary from the Tax Cut and Jobs Act No need to issue equity to finance capital program; credit metrics support additional balance sheet capacity Debt as a percentage of capitalization was 50% at June 30 Opportunity for consistent and sustainable dividend growth with Q1 increase in full year indicative dividend to $1.80 per share

Affirming PSEG 2018 Guidance - By Subsidiary $ millions (except EPS) 2018E 2017 PSE&G $1,000 - $1,030 $963 PSEG Power (non-GAAP)* $485 - $560 $505 PSEG Enterprise/Other $35 - $35 $20 Operating Earnings (non-GAAP)* $1,520 - $1,625 $1,488 Operating EPS (non-GAAP)* $3.00 - $3.20E $2.93 Segment Operating Earnings Guidance and Prior Results (non-GAAP, as noted)* $ millions 2018E 2017 PSEG Power $1,075 - $1,180 $1,172 Adjusted EBITDA (non-GAAP)* See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) and Slide C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP). E = Estimate.

PSEG Liquidity as of June 30, 2018

Reconciliation of Non-GAAP Operating Earnings

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Consolidated Operating Earnings (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended June 30, 2018	Three Months Ended June 30, 2017	Six Months Ended June 30, 2018	Six Months Ended June 30, 2017	Year-Ended December 31, 2017
	($ millions, Unaudited)				
Net Income	$ 269	$ 109	$ 827	$ 223	$ 1,574
(Gain) Loss on Nuclear Decommissioning Trust (NDT) Fund Related Activity, pre-tax (PSEG Power)[(a)]	(9)	(30)	15	(47)	(133)
(Gain) Loss on Mark-to-Market (MTM), pre-tax[(b)] (PSEG Power)	67	(36)	(51)	(46)	167
Hudson/Mercer Early Retirement, pre-tax (PSEG Power)	(1)	387	3	951	975
Lease Related Activity, pre-tax (PSEG Enterprise/Other)	20	22	20	77	77
Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform[(c)]	(21)	(136)	3	(376)	(427)
Tax Reform	-	-	-	-	(745)
Operating Earnings (non-GAAP)	$ 325	$ 316	$ 817	$ 782	$ 1,488
PSEG Fully Diluted Average Shares Outstanding (in millions)	507	507	507	507	507
	($ Per Share Impact - Diluted, Unaudited)				
Net Income	$ 0.53	$ 0.22	$ 1.63	$ 0.44	$ 3.10
(Gain) Loss on NDT Fund Related Activity, pre-tax[(a)] (PSEG Power)	(0.01)	(0.06)	0.03	(0.09)	(0.26)
(Gain) Loss on MTM, pre-tax[(b)] (PSEG Power)	0.13	(0.07)	(0.10)	(0.09)	0.33
Hudson/Mercer Early Retirement, pre-tax (PSEG Power)	-	0.77	0.01	1.87	1.92
Lease Related Activity, pre-tax (PSEG Enterprise/Other)	0.03	0.04	0.03	0.15	0.15
Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform[(c)]	(0.04)	(0.28)	0.01	(0.74)	(0.84)
Tax Reform	-	-	-	-	(1.47)
Operating Earnings (non-GAAP)	$ 0.64	$ 0.62	$ 1.61	$ 1.54	$ 2.93

(a) Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded in Net Income instead of Other Comprehensive Income (Loss).
(b) Includes the financial impact from positions with forward delivery months.
(c) Income tax effect calculated at 28.11% for 2018 and 40.85% statutory rate for 2017, except for lease related activity which is calculated at a combined leveraged lease effective tax rate, and NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds.

Please see slide 2 for an explanation of PSEG's use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

A

B Reconciliation of Non-GAAP Operating Earnings Income tax effect calculated at a combined leveraged lease effective tax rate. Please see slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. 2018 2017 2018 2017 2017 Net Income 231 $ 208 $ 550 $ 507 $ 973 $ Tax Reform - - - - (10) Operating Earnings (non-GAAP) 231 $ 208 $ 550 $ 507 $ 963 $ PSEG Fully Diluted Average Shares Outstanding (in millions) 507 507 507 507 507 Year-Ended December 31, ($ millions, Unaudited) PSE&G Operating Earnings (non-GAAP) Reconciliation Reconciling Items Three Months Ended Six Month Ended June 30, June 30, 2018 2017 2018 2017 2017 Net Income (Loss) (3) $ (2) $ 2 $ (17) $ 122 $ Lease Related Activity, pre-tax 20 22 20 77 77 Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform (a) (6) (9) (6) (32) (32) Tax Reform - - - - (147) Operating Earnings (non-GAAP) 11 $ 11 $ 16 $ 28 $ 20 $ PSEG Fully Diluted Average Shares Outstanding (in millions) 507 507 507 507 507 ($ millions, Unaudited) Year-Ended December 31, June 30, June 30, PSEG Enterprise/Other Operating Earnings (non-GAAP) Reconciliation Reconciling Items Three Months Ended Six Month Ended

Reconciliation of Non-GAAP Operating Earnings and Non-GAAP Adjusted EBITDA

PSEG Power Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended June 30,		Six Month Ended June 30,		Year-Ended December 31,
	2018	2017	2018	2017	2017
	($ millions, Unaudited)				
Net Income (Loss)	$ 41	$ (97)	$ 275	$ (267)	$ 479
(Gain) Loss on NDT Fund Related Activity, pre-tax [(a)]	(9)	(30)	15	(47)	(133)
(Gain) Loss on MTM, pre-tax [(b)]	67	(36)	(51)	(46)	167
Hudson/Mercer Early Retirement, pre-tax	(1)	387	3	951	975
Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform [(c)]	(15)	(127)	9	(344)	(395)
Tax Reform	-	-	-	-	(588)
Operating Earnings (non-GAAP)	$ 83	$ 97	$ 251	$ 247	$ 505
Depreciation and Amortization, pre-tax [(d)]	82	87	162	179	333
Interest Expense, pre-tax [(d) (e)]	11	12	17	28	48
Income Taxes [(d)]	34	65	93	166	286
Adjusted EBITDA (non-GAAP)	$ 210	$ 261	$ 523	$ 620	$ 1,172
PSEG Fully Diluted Average Shares Outstanding (in millions)	507	507	507	507	507

(a) Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded in Net Income instead of Other Comprehensive Income (Loss).
(b) Includes the financial impact from positions with forward delivery months.
(c) Income tax effect calculated at 28.11% for 2018 and 40.85% statutory rate for 2017, except for NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds.
(d) Excludes amounts related to Operating Earnings (non-GAAP) reconciling items.
(e) Net of capitalized interest.

Please see slide 2 for an explanation of PSEG's use of Operating Earnings and adjusted EBITDA as a non-GAAP financial measure and how it differs from Net Income.

C